UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

August 29, 2006
Date of Report
(Date of earliest event reported)

NOVELL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices and zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 29, 2006, Novell, Inc. ("Novell") issued a press release to report Novell's preliminary financial results for the third fiscal quarter ended July 31, 2006. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

We disclosed non-GAAP adjusted financial information in the press release for the fiscal quarters and first nine months ended July 31, 2006 and July 31, 2005. These non-GAAP disclosures include adjusted diluted income available to common stockholders from continuing operations, adjusted diluted income per common share from continuing operations and adjusted diluted weighted average shares. We believe these non-GAAP measures are useful in understanding the Company's results of operations and an analysis of the Company's trends because they eliminate expenses and gains that are unusual and/or not predictable or are not within our control. However, this information should not be used as a substitute for the GAAP information; it should be used in conjunction with the GAAP financial information.

We believe the presentation of non-GAAP adjusted financial information presents a useful performance measure because it enables investors to track and compare our on-going, ordinary operating performance from one reporting period to another and helps investors better understand management's view of our on-going, ordinary business. Novell's management also includes non-GAAP financial measures as a component of regular internal operating reports. Our management uses non-GAAP measures to allocate resources, determine commissions and bonuses, and evaluate performance. By making these same measures available in our external reporting, we are able to provide investors with the additional financial measures that management believes reflect its view of the on-going, ordinary business, thus improving investors' ability to assess the future prospects of Novell.

Adjusted diluted income available to common stockholders from continuing operations is useful to investors in evaluating our results of operations because it provides a more consistent reflection of our on-going, ordinary operating performance. Most adjustments are for items that are unusual, infrequent, often material and difficult to predict. Non-GAAP financial measures exclude amounts that may recur but cannot be predicted. Also excluded are items that distort trends in our on-going, ordinary business. During the fiscal quarters and first nine months ended July 31, 2006 and July 31, 2005, we made adjustments to diluted income available to common stockholders from continuing operations for the following:

  Stock-based compensation expense - In the first fiscal quarter ended January 31, 2006, we adopted SFAS 123R, "Accounting for Stock-Based Compensation" (SFAS 123R). For comparative purposes, we treated the $7.6 million and $28.8 million in stock-based compensation expense in the third fiscal quarter and first nine months ended July 31, 2006, as an adjustment in calculating adjusted diluted income available to common stockholders from continuing operations to portray a more consistent reflection of our on-going operating performance. SFAS 123R was not applied retroactively and therefore its inclusion in the GAAP financial results distorts trends.
  Restructuring expenses - The restructuring expenses we incurred in the third fiscal quarter and first nine months ended July 31, 2005 related to a decision to restructure our business to improve profitability, by focusing on Linux and identity-driven computing, and a decision to re-align our Celerant consulting business in response to changing market conditions. In the first nine months of 2006, we did not incur restructuring expenses; however, we did have a net reversal of some prior restructuring expenses to adjust the liability based on changes in estimates. This net reversal was not anticipated and is not expected to recur.
  Purchased in-process research and development - In the second fiscal quarters ended April 30, 2005 and 2006, we completed acquisitions. As part of the acquisitions, we acquired some in-process research and development that was expensed in the period of acquisition. Acquisitions occur infrequently and the related in-process research and development expenses distort trends; therefore, these costs were not considered part of our on-going, ordinary business.
  Gain on sale of property, plant and equipment - These gains resulted from the sale of a facility in Lindon, Utah in the first nine months ended July 31, 2005, and the sale of corporate aviation assets in the second and third fiscal quarters ended April 30, 2006 and July 31, 2006, respectively. We sell material corporate assets infrequently and are not in the business of selling material corporate assets; therefore these were not considered part of our on-going, ordinary business.
  Gain on legal settlements - The legal settlements in the first nine months ended July 31, 2005 and the first nine months ended July 31, 2006 were unusual, material, unexpected and not part of our on-going, ordinary business.
  Impairment of long-term investments, net of gains - In prior years, we had a program in place to invest in small, start-up high tech companies. This program is no longer in place. Losses from impairments of long-term investments made when we had the investment program in place are not considered to be part of our on-going business.
  Loss on Japan consulting group, held for sale - This loss resulted from the planned disposition of our consulting group in Japan in the third fiscal quarter ended July 31, 2006. This group was not focused on aligning to the stategic goals of the business. Dispositions of units within our business occur infrequently; therefore, these costs were not considered part of our on-going, ordinary business.
  Executive termination payments - In the third fiscal quarter ended July 31, 2006, the former Chief Executive Officer and Chief Financial Officer were replaced by the Board of Directors and received benefits pursuant to their severance agreements, which had been filed as an exhibit to Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission. The departure of directors or principal officers occurs infrequently; therefore, these costs were not considered part of our on-going, ordinary business.
  Adjustments to tax - These adjustments result from the adjustments made to GAAP income (loss) from continuing operations related to the excluded items indicated above.
  Adjustments to convertible debt interest expense and the allocation of earnings to preferred stockholders - These adjustments result from the adjustments made to GAAP income (loss) available to common stockholders from continuing operations to arrive at non-GAAP income available to common stockholders from continuing operations and are required to be made based on the accounting rules for calculating diluted net income available to common stockholders from continuing operations and diluted net income per common share from continuing operations.

Adjusted diluted income per common share from continuing operations is useful to investors in evaluating the overall net effect of the foregoing adjustments on a diluted per share basis.

Adjusted diluted weighted average shares is useful to investors in evaluating the changes to diluted weighted average shares required by changes between GAAP and non-GAAP income from continuing operations.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number	Description
99.1	Press Release dated August 29, 2006.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: August 29, 2006	By /s/ Dana C. Russell (Signature) Vice President Finance, Chief Financial Officer (Title)

EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K.

Exhibit Number	Description
Exhibit 99.1	Press Release of Novell, Inc. dated August 29, 2006